Exhibit 10.2

The Dow Chemical Company
Retiree Life Insurance Plans
for Salaried Retirees and Certain Hourly Retirees

Summary Plan Description for

Retiree Company-Paid Life Insurance Plan
Retiree Optional Life Insurance Plan
Retiree Dependent Life Insurance Plan

APPLICABLE TO EMPLOYEES
HIRED BEFORE JANUARY 1, 2008

Amended and Restated
Effective January 1, 2014 and thereafter until superseded

This Summary Plan Description (SPD) is updated from time to time. An updated version supersedes all prior versions of this SPD.

Copies of updated SPDs (including this SPD) can be found at the Dow Friends website or by requesting a copy from the Dow Retiree Service Center, Employee Development Center, Midland, MI 48674, telephone 800-344-0661 or 989-636-0977. Summaries of modifications may also be published from time to time.

(includes Michigan Hourly Retiree Optional Life Group)

DC: 5018779-19

Content Steward: Dombek
January 1, 2014
Literature #318-60516

Exhibit 10.2

Overview
This is the Summary Plan Description (“SPD”) for the following three life insurance plans available to eligible Retirees and their families: Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan (hereafter collectively referred to as the “Plans” or individually as “Plan”).
Each of the Plans is sponsored and administered by The Dow Chemical Company and provides group term life insurance underwritten by Metropolitan Life Insurance Company (“MetLife”). Different eligibility and coverage levels apply depending on whether you are a Retired Salaried Employee or a Retired Hourly Employee (and depending on which Hourly group you were in). Special rules also apply for Retired Split Dollar Participants, Post-65 Executive Life Participants, and Disability Retirees (each as defined in Chapter One: The Retiree Company-Paid Life Insurance Plan).
This SPD is separated into four different chapters and several appendices:

•	Chapter One – a description of the Retiree Company-Paid Life Insurance Plan.

•	Chapter Two – a description of the Retiree Optional Life Insurance Plan.

•	Chapter Three – a description of the Retiree Dependent Life Insurance Plan.

•	Chapter Four – general information applicable to all of the Plans

•	Claims Procedures Appendix

•	Definitions Appendix (Glossary of terms used throughout this SPD; capitalized terms used in this SPD are defined either in this Definitions Appendix or in the Plan Document)
The Plans are technically part of two Programs sponsored by The Dow Chemical Company (referred to in this SPD as the “Programs”):

•	The Retiree Company-Paid Life Insurance Plan is part of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507).

•	The Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515).
The Plans are governed by the plan documents for these two Programs, which are the legal instruments under which the Programs are operated. These legal instruments are referred to in this SPD as the “Plan Document.” If there is any inconsistency between this SPD and the applicable Plan Document, the applicable Plan Document shall govern.
This SPD contains important information about your benefits under the Plans. However, it does not contain all of the information that may pertain to your benefits. Further information can be found in the Plan Document for the applicable Program. You may request a copy of the applicable Plan Document from the Plan Administrator.

The Dow Chemical Company reserves the right to amend, modify or terminate the Plans (and any of the programs of which the Plans are a part) at any time in its sole discretion.

This SPD and the Plan Documents do not constitute a contract of employment.

Exhibit 10.2

Capitalized words in this SPD are defined either in the Plan Document for the applicable Program, or in the Definitions Appendix. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.
References to “Dow” and “Participating Employers” are used interchangeably, and both refer collectively to The Dow Chemical Company and the subsidiaries and affiliates of The Dow Chemical Company that are authorized to participate in the Plans. The “Company” means The Dow Chemical Company.

Exhibit 10.2

Chapter One: The Retiree Company-Paid Life Insurance Plan
Chapter One of the SPD describes The Retiree Company-Paid Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”). The following groups of retirees are eligible for coverage under the Plan:

•	Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees

•	Section 2 applies to Retired Michigan Operations Hourly Employees who retired before 2008

•	Section 3 applies to Retired Texas Operations Hourly Employees who retired before 2003

•	Section 4 applies to Retired Hampshire Waterloo Hourly Employees who retired before 2000

•	Section 5 applies to certain Retired Hampshire Owensboro and Nashua Hourly Employees who retired before 1999

•	Section 6 applies to Disability Retirees

•	Section 7 applies to Retired Split Dollar Participants

•	Section 8 applies to Post-65 Executive Life Insurance Participants

•	Section 9 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003

•	Section 10 applies to Retired Employees of Dow AgroSciences LLC who retired before 2006

•	Section 11 applies to post-January 22, 2007 acquisition new hires

The remaining sections of Chapter One apply to all persons eligible for coverage under the Plan
As of January 1, 2005, the following plans of The Dow Chemical Company Group Life Insurance Program were merged into the Plan:

•	Michigan Hourly Retiree Company-Paid Life Insurance Plan;

•	Texas Operations Hourly Basic Life Insurance Plan;

•	Hampshire Hourly Retiree Company-Paid Life Insurance Plan;

•	Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan for Retirees Who Retired Between March 1, 1988 and January 1, 1999;

•	Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan (Waterloo);

•	ANGUS Hourly Retiree Company-Paid Life Insurance Plan.

The plans listed above no longer exist as separate plans, but are now a part of the Plan. Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the retiree company-paid life insurance portion of that plan was merged into the Plan for those who retired prior to January 1, 2006.

Exhibit 10.2

Section 1. Retired Salaried Employees and Certain Retired Hourly Employees
ELIGIBILITY
Except for the populations identified under “Exclusions from Eligibility” below, if you are a Retiree and, on the day preceding your Retirement, were enrolled for coverage under a Company-Paid Life Insurance Plan offered under The Dow Chemical Company Group Life Insurance Program, you are eligible for the coverage described below in Coverage Amounts for Eligible Salaried and Hourly Retirees. In order to be a “Retiree,” you must meet the definition of “Retiree” under the Plan (see the Definitions Appendix, below).
EXCLUSIONS FROM ELIGIBILITY
Section 1 of Chapter One of this SPD does NOT apply to:

•	Employees who were Hired or re-Hired on or after January 1, 2008;

•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance, are not eligible under this Plan while they are covered under the active employee coverage (for example, individuals eligible for employee coverage because they are eligible for certain long term disability benefits);

•	Hourly Employees who retired from Michigan Operations before 2008 (instead, see Section 2 below);

•	Texas Operations Employees who retired before 2003 (instead, see Section 3 below);

•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999 (instead, see Section 4 below);

•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998 (instead, see Section 5 below);

•	Retired Split Dollar Participants (instead, see Section 7 below);

•	Post-65 Executive Life Insurance Participants (instead, see Section 8 below);

•	Union Carbide Employees who retired prior to February 7, 2003 (instead, see Section 9 below);

•	Dow AgroSciences Employees who retired before 2006 (instead, see Section 10 below);

•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired before 2011;

•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed by, merged with, or created by the Company on or after January 1, 2008, except as provided in the definition of “Hire” or “Hire Date”;

•	Poly-Carb Inc. and GNS Employees who retire;

•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer;

•	Individuals who are eligible to participate in the Rohm and Haas Company Retirement Plan, including the Morton International, Inc. Pension Plan for Collectively Bargained Employees.

Exhibit 10.2

ENROLLMENT
Upon Retirement, you may complete enrollment through the Dow Benefits website on My HR Connection or on dowbenefits.ehr.com, with coverage effective immediately. Failure to enroll for coverage within 31 days after your Retirement will result in automatic enrollment in pre-age 65 coverage, and Plan Option I at age 65. (Note that Option I requires you to contribute towards the cost of your coverage.)
Note: After your Retirement, you may decrease your coverage by switching your post-age 65 coverage from Plan Option I to Plan Option II; however, you will not be permitted to upgrade your coverage by switching from Plan Option II to Plan Option I, even with a statement of health. Contact the Dow Retiree Service Center for more information about switching coverage.
You may waive coverage. If you want to waive coverage, you must provide written notification to North America Benefits. If you waive coverage, either before or after age 65, you waive coverage permanently. You may not re-enroll at any time in the future.

COVERAGE AMOUNTS FOR ELIGIBLE SALARIED AND HOURLY RETIREES
Coverage Prior to Age 65
Until you reach age 65, you will be provided with coverage equal to one times (1x) your base annual salary at time of Retirement, rounded up to the next $1,000, plus $5,000.1 Currently, the Company pays the cost of this coverage.
Coverage Age 65 or older
There are two plan options available to Retirees age 65 and older. Plan Option I requires a monthly Retiree contribution. Currently, Plan Option II is provided at no cost to you.
Plan Option I: Beginning on the first day of the month following your 65th birthday, your life insurance will equal 1x your base annual salary at time of Retirement (a special rule for Retirees from Americas Styrenics is in footnote 1), rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until age 68. At age 68 and beyond, your coverage amount is equal to one-half your base annual salary. In any year, the minimum coverage under Plan Option I is $10,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option I:

Age	Coverage Amount
65	1x base annual salary ($10,000 minimum)
66	80% of benefit at age 65 ($10,000 minimum)
67	60% of benefit at age 65 ($10,000 minimum)
68+	50% of benefit at age 65 ($10,000 minimum)

1 In general, your coverage amounts are based on your base annual salary at the time of your Retirement. However, if you Retire from Americas Styrenics (and you met the eligibility requirements for this Plan at the time you left your prior Participating Employer), the applicable salary for determining your coverage is your salary at the time you left your prior Participating Employer. For example, assume that you worked for The Dow Chemical Company immediately prior to beginning employment with Americas Styrenics, and your base annual salary was $45,000 at The Dow Chemical Company immediately before you left. The salary that the Plan will use to determine your coverage will be the $45,000 base annual salary at the time you left The Dow Chemical Company, not your salary at Americas Styrenics.

Exhibit 10.2

Plan Option II: Beginning on the first day of the month following your 65th birthday, your life insurance will equal 1x your base annual salary at time of Retirement (a special rule for Retirees from Americas Styrenics is in footnote 1), rounded up to the next $1,000. At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until you reach age 70. At age 70 and beyond, your coverage amount is $5,000. In any year, the minimum coverage under Plan Option II is $5,000. The following chart summarizes the insurance coverage for Retirees electing Plan Option II.

Age	Coverage Amount
65	1x base salary ($5,000 minimum)
66	80% of benefit at age 65 ($5,000 minimum)
67	60% of benefit at age 65 ($5,000 minimum)
68	40% of benefit at age 65 ($5,000 minimum)
69	20% of benefit at age 65 ($5,000 minimum)
70+	$5,000

COST OF COVERAGE
Currently, Retiree Company-Paid Life Insurance coverage before age 65 is provided at no cost to you.
For post-age-65 coverage, the cost is determined as follows:

•
Plan Option I: You share the cost of coverage with Dow. Your cost is based on a rate per $1,000 of coverage and is subject to change based on plan experience. Your premium payment is deducted, post-tax, from your monthly pension check. Premiums may vary from year to year. Premium information is communicated in the annual U.S. Retiree Benefits Enrollment Booklet, and periodically in DowFriends. You may elect not to have your premium deducted from your pension check by contacting the Dow Retiree Service Center, but if you make such election you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

•	Plan Option II: Currently, coverage is provided at no cost to you.

Section 2. Retired Michigan Operations Hourly Employees
ELIGIBILITY
If you were Hired prior to January 1, 2008, you are eligible for the coverage described in this Section 2 if you:

•
Are a Retired Michigan Operations Hourly Employee who Retired on or after June 1, 1990 but before January 1, 2008, and you were covered under the Company-Paid Life Insurance Plan on the day preceding your Retirement; or

•
Were a disabled Michigan Operations Hourly Employee who was receiving a disability benefit under the Dow Long Term Disability Program or under the Michigan Division Contract Disability Plan on January 1, 2008, and you Retired after that date without returning to active work, and you were covered under the Company-Paid Life Insurance Plan on the day preceding your Retirement.

Exhibit 10.2

If you were Hired on or after January 1, 2008, you are not eligible for coverage under the Retiree Company-Paid Life Insurance Plan.

COVERAGE AMOUNTS FOR ELIGIBLE MICHIGAN OPERATIONS HOURLY RETIREES
Prior to Age 65
Until you reach age 65, you will be provided with coverage equal to the amount of coverage you had as an active Hourly Employee under the Company-Paid Life Insurance on the day preceding the date of your Retirement.
Age 65 or older
On or after your 65th birthday, your Retiree Company-Paid Life Insurance benefits will be determined by applying the appropriate percentage from the following table to the amount of your Retiree Company-Paid Life Insurance in effect on the date preceding your 65th birthday, with a minimum of $5,000.

Age	Coverage Amount
65	½ x annual pay at time of Retirement ($5,000 minimum)
66	80% of benefit at age 65 ($5,000 minimum)
67	60% of benefit at age 65 ($5,000 minimum)
68	40% of benefit at age 65 ($5,000 minimum)
69	20% of benefit at age 65 ($5,000 minimum)
70+	$5,000

COST OF COVERAGE
Currently, the Company pays the cost of this coverage.
Section 3. Retired Texas Operations Employees
Texas Operations Hourly Employees who Retired prior to January 1, 2003, and had Non-Contributory coverage under The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for $10,000 of coverage until age 65. Coverage is reduced to $5,000 at age 65. Currently, the Company pays the cost of this coverage.
Section 4. Retired Hampshire Waterloo Hourly Employees
If you retired from Hampshire Chemical Corporation between March 1, 1988, and January 1, 2000, at age 62 or older and were, while an active employee, represented by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corporation’s Waterloo, NY facility, you are eligible for $5,000 of coverage. Currently, the Company pays the cost of this coverage.

Exhibit 10.2

Section 5. Retired Hampshire Owensboro and Nashua Hourly Employees
ELIGIBILITY
If you Retired from Hampshire Chemical Corporation between March 1, 1988, and January 1, 1999, and had five or more years of service with W.R. Grace Company and/or Hampshire Chemical Corporation and were represented while an active employee by either the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corporation’s Owensboro, Kentucky facility) or the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corporation’s Nashua, New Hampshire facility), you are eligible for the coverage described below in Coverage Amounts for Eligible Hampshire Owensboro and Nashua Hourly Retirees.

COVERAGE AMOUNTS FOR ELIGIBLE HAMPSHIRE OWENSBORO AND NASHUA HOURLY RETIREES.
If you are an eligible Retiree who was represented by the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corporation’s Owensboro, Kentucky facility) while you were an active Employee, your coverage is $6,000.
If you are an eligible Retiree who was represented by the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corporation’s Nashua, New Hampshire facility) while you were an active Employee, your coverage is $5,000.

COST OF COVERAGE
Currently, the Company pays the cost of this coverage.
Section 6. Disability Retirees
You are eligible for the coverage described in “Coverage Amounts for Disability Retirees” below, if you were Hired before January 1, 2008, and:

•
You are receiving a “Disability Retirement Benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”) (as “Disability Retirement Benefit” is defined in DEPP), you are not a former Texas Operations Hourly Employee who retired prior to January 1, 2003, and you were covered under The Dow Chemical Company Company-Paid Life and/or Employee-Paid Life Insurance Plans on the day preceding your Retirement; or

•
You are receiving a “Disability Retirement Benefit” from the UCEPP component of the Union Carbide Employees’ Pension Plan (“UCEPP”), you retired on or after February 7, 2003, and you were covered under The Dow Chemical Company Company-Paid Life and/or Employee-Paid Life Insurance Plans on the day preceding your Retirement;

You are eligible for the coverage described in “Coverage Amounts for Texas Operations Hourly Disability Retirees” below if you are a former Texas Operations Hourly Employee who retired prior to January 1, 2003 receiving a “Disability Retirement Benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”) (as “Disability Retirement Benefit” is defined in DEPP) and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan on the day preceding your Retirement.

Exhibit 10.2

Please note that this “Disability Retirees” section does not apply to you if you are receiving benefits under a Dow long term disability plan. If you are receiving long term disability benefits, refer to the SPD for life insurance applicable to active employees, or contact the HR Service Center for more information.
If you were Hired on or after January 1, 2008, you are not eligible for coverage under the Retiree Company-Paid Life Insurance Plan.

COVERAGE AMOUNTS FOR DISABILITY RETIREES
Pre-65 coverage. If you are a Retiree who is receiving a “Disability Retirement Benefit” from the DEPP or UCEPP, you will be provided the following coverage until you reach age 65:

•	You will be provided Retiree Company-Paid Life coverage equal to the coverage you had as an active employee.

•
You will be provided additional coverage equal to ½x or 1x your base annual pay at time of Retirement (a special rule for Retirees from Americas Styrenics is in footnote 1), rounded up to the next $1,000, if you were previously enrolled for at least that amount of Employee-Paid Life coverage as an active employee.

Coverage is contingent on you continuing to meet the requirements to receive Disability Retirement Benefits from DEPP or UCEPP, whichever is applicable.
If your DEPP disability retirement effective date is prior to January 1, 2006 (or your UCEPP disability retirement effective date is on or after February 7, 2003 and prior to January 1, 2006), this coverage is currently provided at no cost to you. Otherwise, you must pay the same premium that non-disabled retirees pay for pre-65 retiree life insurance coverage.
Coverage Upon Attaining Age 65. If you are (1) receiving Disability Retirement Benefits from DEPP or UCEPP, (2) your DEPP disability retirement effective date was prior to January 1, 2006, or your UCEPP disability retirement effective date is on or after February 7, 2003 and prior to January 1, 2006, (3) you are not a Texas Operations Hourly Employee who began receiving Disability Retirement Benefits from DEPP prior to January 1, 2003, and (4) you were covered under the Dow Company-Paid Life Insurance Plan on the day preceding your Retirement and you enrolled for Option I at time of Retirement, then you are covered under Plan Option I at no cost to you; otherwise if you are a Retiree, you receive the same post-65 coverage as non-disabled post-65 retirees and you must pay the same premium as post-65 non-disabled retirees. The amounts of coverage are described in “Coverage Age 65 or older” under “Coverage Amounts for Eligible Salaried and Hourly Retirees” in Section 1, above. Coverage is contingent on you continuing to meet the requirements to receive Disability Retirement Benefits from DEPP or UCEPP.

COVERAGE AMOUNTS FOR TEXAS OPERATIONS HOURLY DISABILITY RETIREES
Retired Prior to January 1, 1997
If you are a former Texas Operations Hourly Employee who retired prior to January 1, 1997 while receiving a “Disability Retirement Benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are eligible for the following coverage:
Pre-65 coverage. Coverage equal to the amount of coverage you had as an active employee under the Texas Operations Hourly Contributory Optional Life Insurance Plan is provided until the first day of the month following your 65th birthday.

Exhibit 10.2

Age 65 and older. If prior to age 65 your coverage amount was equal to or greater than $30,000, coverage will be $25,000 beginning on the first day of the month following your 65th birthday. The amount of coverage is reduced each year as shown in the table below, with the minimum amount at age 68 of $10,000. Once coverage is waived or terminated, it cannot be reinstated.

Age 65	$25,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

If prior to age 65 your coverage amount was less than $30,000, you are not eligible for post-65 coverage.
Retired on or after January 1, 1997 and prior to January 1, 2003
If you are a former Texas Operations Hourly Employee who retired on or after January 1, 1997 and before January 1, 2003, you are receiving a “Disability Retirement Benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”) (as “Disability Retirement Benefit” is defined therein), and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, then you are eligible for the following coverage:
Pre-65 coverage. Coverage is provided in increments of $10,000, subject to a minimum of $10,000 and a maximum of either $60,000, or one-half the amount of Optional Contributory coverage in effect on the day preceding your Retirement, whichever is less. Once coverage is waived or terminated, it cannot be reinstated.
Age 65 and older. If prior to age 65, your coverage amount was equal to or greater than $30,000 coverage will be $25,000 beginning on the first day of the month following your 65th birthday. The amount of coverage is reduced each year as shown in the table below, with the minimum amount at age 68 of $10,000. Once coverage is waived or terminated, it cannot be reinstated.

Age 65	$25,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

If prior to age 65 your coverage amount was less than $30,000, you are not eligible for post-65 coverage.
Section 7. Retired Split Dollar Participants
A “Retired Split Dollar Participant” is eligible for the coverage described below in Coverage Amount for Eligible Split Dollar Retirees. A “Retired Split Dollar Participant” is defined as a person who meets one of the following requirements:

1.
A person who: (a) was a Retiree on or before September 30, 2003, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on or before September 30, 2003, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company; or

2.	A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the

Exhibit 10.2

Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium; or

3.
A person who: (a) was an active Employee on September 30, 2002, and (b) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

4.
A person who: (a) was an active Employee on or before October 31, 2002, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2002, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

5.
A person who: (a) was an active Employee on October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, and (e) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (f) is now a Retiree; or

6.
A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, or

7.
A person who is not described in paragraph (6) above, and (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005.

ENROLLMENT
Retired Split Dollar Participants who were active Employees at the time their split dollar agreement was terminated are required to enroll for coverage at the time they Retire. Failure to enroll within 31 days of Retirement will result in automatic enrollment at the same coverage level you had as an active Employee under Company-Paid Life Insurance (1x coverage).

Exhibit 10.2

COVERAGE AMOUNT FOR ELIGIBLE SPLIT DOLLAR RETIREES
Except for a person described in paragraph (7) above, a Retired Split Dollar Participant has 1 times (1x) his or her final annual salary at the time of Retirement, which continues until the participant’s death.
With respect to a Retired Split Dollar Participant described in paragraph (7) above, if the Retired Split Dollar Participant’s coverage under the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005 was:

•	1 times his or her final annual salary at Union Carbide, the amount of coverage under the Plan shall equal 1 times the participant’s final annual salary at Union Carbide.

•	40 percent of his or her final annual salary at Union Carbide, the amount of coverage under the Plan shall equal 40 percent of the participant’s final annual salary at Union Carbide.

•	2 times his or her final annual salary at Union Carbide, the amount of coverage under the Plan shall equal 2 times the participant’s final annual salary at Union Carbide.
If the Retired Split Dollar Participant elects to waive coverage under the Plan, he or she will not be allowed to re-enroll in the future.
COST OF COVERAGE
Currently, the Company pays the cost of this coverage.
Section 8. Post-65 Executive Life Insurance Participants
A “Post-65 Executive Life Insurance Participant” is a person who was notified prior to 1989 of their eligibility for Post-65 Executive Life Insurance, who subsequently retired and completed a Post-65 Executive Life Insurance election form, and did not later enroll in The Dow Chemical Company Executive Split Dollar Life Insurance Plan.
ENROLLMENT
Post-65 Executive Life Insurance Coverage is closed to new enrollments.
COVERAGE AMOUNT FOR POST-65 EXECUTIVE LIFE INSURANCE PARTICIPANTS
Effective with their 65th birthday, a Post-65 Executive Life Insurance Participant has coverage equal to two times (2x) their final pay; provided that the total amount of coverage will not exceed $2 million. This coverage will continue until death, as long as the required premiums are paid.
COST
Currently, the cost of this coverage is shared by the Retiree and the Company. The Retiree’s monthly contribution, which is based on 1x of coverage, currently is $1.62 per thousand dollars of coverage. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan (“DEPP”), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.
END OF COVERAGE
You will retain a one-time option to discontinue coverage described in this Section 8 and obtain coverage applicable to a Retiree of like age under the Retiree Company-Paid Life Insurance Plan described under Section 1. However, there will be no refund of premiums paid for Post-65 Executive Life Insurance Coverage.

Exhibit 10.2

Section 9. Retired Union Carbide Employees
If you Retired from Union Carbide prior to February 7, 2003, you may be covered under The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan. You are not eligible for coverage under The Dow Chemical Company Group Life Insurance Program’s Company-Paid Life Insurance Plan.
Section 10. Retired Dow AgroSciences Employees
If you retired prior to January 1, 2006 under the Dow AgroSciences Pension Plan, you are eligible for coverage equal to one times (1x) your annual base salary at time of your retirement, rounded up to the next $1,000, until you reach age 66. At age 66, coverage will decrease 20% each year (of the age 65 amount) until you either reach age 70 or until the coverage amount is reduced to $10,000, whichever occurs first. Currently, the Company pays the cost of this coverage. Coverage for Retired Dow AgroSciences Employees under this section is closed to new enrollments.
Section 11. General Eligibility Information
Additional special eligibility rules may apply for certain other retiree populations (for example, as a result of mergers and acquisitions or other unusual situations). These special rules are in the Plan Document for The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507), which you may request from the Plan Administrator.
The Claims Administrator for Claims for an Eligibility Determinations determines eligibility to participate in the Plan. The Claims Administrator is a Plan fiduciary and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants (except to the extent that determinations by the Initial Claims Reviewer are subject to review by the Appeals Administrator).
If you want to file a Claim for an Eligibility Determination because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
You may waive coverage. If you want to waive coverage, you must provide written notification to North America Benefits in a form and manner acceptable to North America Benefits. If you waive coverage, you waive all future rights to re-enroll for coverage.
Section 12. Tax Consequences of Company-Paid Coverage
Except for Retired Split Dollar Participants and Post-65 Executive Life Insurance Participants, current Internal Revenue Code rules permit the Company’s cost for the first $50,000 of Plan coverage to be excluded from your federal taxable income. Any portion of the Company’s cost in excess of $50,000 is treated as income to you, called “imputed income.” The entire cost of life insurance coverage provided to Retired Split Dollar Participants and Post-65 Executive life Insurance Participants is, in most cases, imputed income. Any imputed income resulting from your life insurance coverage will be reported to the IRS along with your annual pension income information. The imputed income is determined based on a Uniform Premium Table established by the federal government.

Exhibit 10.2

If your Retiree Company-Paid Life coverage exceeds $50,000, and you want to decrease the amount of your coverage to $50,000, you may elect to do so by contacting the Dow Retiree Service Center. The age 65 and older reduction factors will be applied to the $50,000 amount, instead of the original Retiree Company-Paid Life amount. Once coverage is reduced, it may not be reinstated.
Section 13. Naming Your Beneficiary
You must designate a beneficiary by registering your beneficiary information with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary form to the MetLife Recordkeeping Center. MetLife became the record keeper for Retiree Life Insurance beneficiary designations effective June 1, 2008. Beneficiary information previously recorded at the Dow Benefits Center was not transferred to MetLife, so you should submit the appropriate form to MetLife even if you submitted one to Dow before June 1, 2008.
If you do not submit a beneficiary designation to MetLife in the form and manner required by MetLife while you are living, your Retiree Company-Paid Life Insurance benefit will be paid to the person you designated under the active employee Company-Paid Life Insurance Plan. If you did not designate a beneficiary under the active employee Company-Paid Life Insurance Plan, MetLife may determine the beneficiary to be any one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

•	Your parent(s);

•	Your sibling(s).
Alternatively, instead of making payment to any of the above, MetLife may pay your estate. Your failure to designate a beneficiary may delay the payment of funds.
If you wish to change your beneficiary designation, or need to register for the first time, you can do so via the Internet at www.MetLife.com/MyBenefits or www.dowfriends.com. If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday through Friday, from 8:00 am to 11:00 pm (ET). A life event (such as marriage/domestic partnership, divorce/ termination of domestic partnership, etc.) may signal a need to change your beneficiary, but a life event will not automatically change your beneficiary.
Any beneficiary designation or change to a beneficiary designation will not be recognized if it is delivered to MetLife after your death. A beneficiary designation may not be changed by will or other contract (such as a prenuptial agreement), except as permitted under the terms of the beneficiary designation or to the extent required by a domestic relations order issued by a court that MetLife determines meets MetLife’s requirements. If your designated beneficiary is a person other than a trustee and you and your designated beneficiary die under circumstances in which it is not clear who died first, the designated beneficiary will be deemed to have predeceased you.
Section 14. To Receive a Benefit Payment
In the event of your death, your beneficiary should contact the Dow Retiree Service Center at (800)-344-0661. The beneficiary on record must complete and sign a claim form to receive benefits. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD.

Exhibit 10.2

If the Administrator determines that your beneficiary is not physically or mentally capable of receiving or acknowledging receipt of benefits under the Plan, the Administrator may make benefit payments to the court-appointed legal guardian of your beneficiary, to an individual who has become the legal guardian of your beneficiary by operation of state law, or to another individual whom the Administrator determines in it sole discretion is the appropriate person to receive such benefits on behalf of the beneficiary.
Section 15. Accelerated Benefit Option (ABO)
Under the Accelerated Benefit Option (“ABO”), if you have been diagnosed as terminally ill with 12 months or less to live,2 you may be eligible to receive up to 80% of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before your death if certain requirements are met. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to apply for the ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance. You may receive an accelerated benefit of up to 80 percent (with a minimum of $5,000 and up to a maximum of $500,000) of your Retiree Company-Paid Life Insurance benefit, Retiree Optional Life Insurance benefit, or both. The accelerated benefit is payable in a lump sum and can be elected only once for each eligible coverage. Any death benefit will be reduced by the amount of any accelerated benefit paid. Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.
The ABO is intended to qualify for favorable tax treatment under the Internal Revenue Code such that the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit may be subject to state taxes and restrictions. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor, and neither the Plan nor the Company or any Participating Employer makes any assertion or warranty about the tax treatment of Plan benefits.
Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs. You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits may have on public assistance eligibility for you, your spouse/domestic partner, or your family. In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.
If you would like to apply for the Accelerated Benefit Option, a claim form can be obtained from the Dow Retiree Service Center at 800-344-0661 and must be completed and returned for evaluation and approval by MetLife.
Section 16. Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”).
Except for Plan Option I and in certain other cases indicated above (e.g. Post-65 Executive Life Insurance), the Participating Employers currently pay the entire cost of coverage under the Plan. For Plan Option I, the Retiree and the Participating Employer share the cost.

2 For Texas residents, the requirement is 24 months or less to live.

Exhibit 10.2

Section 17. Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator’s Discretion section, Welfare Benefits section, Dow’s Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and the For More Information section; and the ERISA Information section at the end of this SPD.
Section 18. Ending Coverage
Your Retiree Company-Paid Life Insurance coverage ends on the earliest of:

•	The date the Group Policy ends;

•	The date that the Plan terminates;

•	The date you no longer meet the eligibility requirements of the Plan;

•	The date you elect to terminate your coverage; or

•	The date that you fail to pay the applicable premium.
Section 19. Converting to an Individual Policy
If your Company-Paid Life Insurance coverage under the Plan ends because you no longer meet the eligibility requirements of the Plan, your coverage may be converted to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Company-Paid Life Insurance in effect for you under the Plan on the date you no longer meet the eligibility requirements of the Plan.
If your Plan coverage ends because Dow terminates the Company-Paid Life Insurance coverage under the MetLife group life insurance policy, or Dow amends the Plan to exclude coverage for your eligible group, you may convert your Company-Paid Life Insurance coverage to an individual non-term MetLife policy; provided you have been covered under the Plan for at least 5 years immediately prior to losing coverage under the Plan. The amount you may convert is limited to the lesser of:

•
the amount of Company-Paid Life Insurance for you that ends under the Group Policy, less the amount of life insurance for which you become eligible under any group policy within 31 days after the date insurance ends under the Group Policy; or

•	$2,000.
You must file a conversion application with MetLife and make the required premium payment to MetLife within 31 days of the date your Dow coverage is lost. Contact the Dow Retiree Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at (877) 275-6387 to file your form, or to obtain further information. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, completing and submitting a statement of health may help reduce your cost.

Exhibit 10.2

Chapter Two: Retiree Optional Life Insurance Plan
Chapter Two of this SPD describes The Retiree Optional Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”). The following groups of retirees are eligible for coverage under the Plan:

•	Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees

•	Section 2 applies to Retired Michigan Operations Hourly Retirees who retired before 2008

•	Section 3 applies to Retired Texas Operations Hourly Employees who retired before 2003

•	Section 4 applies to Retired Hampshire Waterloo Hourly Employees who retired before 2000

•	Section 5 applies to Disability Retirees

•	Section 6 applies to Retired Split Dollar Participants

•	Section 7 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003

•	Section 8 applies to Retired Employees of Dow AgroSciences LLC who retired before 2006

The remaining sections of Chapter Two apply to all persons eligible for coverage under the Plan
As of January 1, 2005, the following plans were merged into the Plan:

•	The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program’s Retiree Optional Life Insurance Plan;

•	Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Pre-65 Retiree Optional Life Insurance Plan;

•	Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Retiree Optional Life Insurance plan (Waterloo); and

•	ANGUS Chemical Company Hourly Optional Group Life Insurance Program’s Pre-65 Retiree Optional Life Insurance Plan.

The plans listed above no longer exist as separate plans, but are now a part of the Plan. Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the optional retiree life insurance portion of that plan was merged into the Plan for those who retired prior to January 1, 2006. Effective January 1, 2008, the Midland and Ludington Hourly Pre-65 Retiree Optional Life Insurance Plan was merged into the Plan for those who retired prior to June 1, 1990, and for those who retired on or after June 1, 1990 provided that their Hire Date was prior to January 1, 2008. Group Policies 11700-G-09 and 11700-G-67 for the Michigan Hourly Optional Life Insurance Program were merged into 11700-G.
Section 1. Retired Salaried Employees and Certain Retired Hourly Employees
ELIGIBILITY
Except for those populations identified under “Exclusions from Eligibility,” below, if you are a Retiree who is less than age 65 and, on the day preceding your Retirement, you were enrolled for coverage under an Employee-Paid Life Insurance Plan sponsored by a Participating Employer, you are eligible for the coverage described below in Optional Coverage Amounts for Eligible Salaried and Hourly Retirees without completing and submitting a statement of health. If you were not enrolled in Employee-Paid Life Insurance Plan coverage on the day preceding your Retirement, completing and submitting a statement of health is required. In order to be a “Retiree,” you must meet the definition of “Retiree” under the Plan (see the Definitions Appendix, below).

Exhibit 10.2

EXCLUSIONS FROM ELIGIBILITY
Section 1 of Chapter Two of this SPD does NOT apply to:

•	Employees who were Hired or rehired on or after January 1, 2008;

•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance (for example, individuals eligible for employee coverage because they are eligible for certain long term disability benefits). Such employees are not eligible under this Plan while they are covered under the active employee coverage;

•	Hourly Employees who retired from Michigan Operations before 2008 (instead, see Section 2, below);

•	Texas Operations Employees who retired before 2003 (instead, see Section 3, below);

•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999 (instead, see Section 4, below);

•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998, are not eligible for this Plan;

•	Retired Split Dollar Participants (instead, see Section 6, below);

•	Union Carbide Employees who retired prior to February 7, 2003 (instead, see Section 7, below);

•	Dow AgroSciences employees who retired before 2006 (instead, see Section 8, below);

•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired prior to January 1, 2011 are not eligible for this Plan;

•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed by, merged with, or created by the Company on or after January 1, 2008, except as provided in the definition of “Hired” or “Hire Date”, are not eligible for this Plan;

•	Poly-Carb Inc. and GNS Employees who retire;

•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer; or

•	Individuals who are eligible to participant in the Rohm and Haas Company Retirement Plan, including the Morton International, Inc. Pension Plan for Collectively Bargained Employees.
ENROLLMENT
If you wish to enroll in the Plan, you must complete an enrollment form or complete enrollment through the Dow Benefits website on My HR Connection or on dowbenefits.ehr.com within 31 days of your Retirement. Your Retiree Optional Life coverage will be effective immediately. Failure to enroll within 31 days after your Retirement will result in waiver of your coverage (and to re-enroll, you will be required to submit a statement of health, as described below).
If you want coverage but were not previously enrolled in Employee Paid Life Insurance as an active employee, you also must complete and submit a statement of health form through the Dow Benefits website. The form can be found on My HR Connection or on dowbenefits.ehr.com.  If you do not have internet access, you can obtain a statement of health form from MetLife’s Statement of Health Unit at 800-638-6420. This proof may require a physical examination, at your expense. MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to you when a MetLife physician is used.

Exhibit 10.2

You may decrease or cancel your coverage at any time by contacting the Dow Retiree Service Center.
If you wish to enroll at a later date or increase your coverage amount, completing and submitting a statement of health will be required.

OPTIONAL COVERAGE AMOUNTS AND COSTS FOR ELIGIBLE SALARIED AND HOURLY RETIREES
You may purchase coverage equal to either ½x or 1x your base annual salary at Retirement,3 rounded up to the next $1,000. Pre-65 Retiree Optional rates are age-related rates. Premium information is communicated annually by the Plan Administrator. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan, or the Union Carbide Employees’ Pension Plan, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.
If you were previously enrolled for an amount that is less than you enroll for at Retirement, you must also complete and submit a statement of health.

END OF COVERAGE
Coverage ends at the end of the month in which you reach age 65. Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums or the Plan or Group Policy is terminated.
Section 2. Retired Michigan Operations Hourly Employees
ELIGIBILITY
If you are a Retired Michigan Operations Hourly Employee who is less than 65 years of age and you Retired on or after June 1, 1990, but prior to January 1, 2008, you are eligible for Pre-65 Retiree Optional Life Insurance coverage under the Plan. If you were enrolled in the Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for continued coverage under this Plan until you reach age 65. If you were not previously enrolled, you must complete and submit a statement of health to participate in the Plan.
If (1) you were a disabled Michigan Operations Hourly Employee who was receiving a disability benefit under the Dow Long Term Disability Program or under the Michigan Division Contract Disability Plan on January 1, 2008, (2) you Retired after January 1, 2008, without returning to active work, and (3) you were covered under the Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for continued coverage under this Plan until you reach age 65.

3 In general, your coverage amounts are based on your base annual salary at the time of your Retirement. However, if you Retire from Americas Styrenics (and you met the eligibility requirements for this Plan at the time you left your prior Participating Employer), the applicable salary for determining your coverage is your salary at the time you left your prior Participating Employer. For example, assume that you worked for The Dow Chemical Company immediately prior to beginning employment with Americas Styrenics, and your base annual salary was $45,000 at The Dow Chemical Company immediately before you left. The salary that the Plan will use to determine your coverage will be the $45,000 base annual salary at the time you left The Dow Chemical Company, not your salary at Americas Styrenics.

Exhibit 10.2

COVERAGE LEVELS
At Retirement, you may purchase coverage equal to either ½x, 1x or 1½x your base annual hourly rate on the previous December 1, rounded up to the next $1,000. If you were enrolled for a lesser amount of coverage under the Employee-Paid Life Insurance Plan immediately before Retirement, a statement of health will be required.

COST
Your premium for Pre-65 Retiree Optional Life Insurance is based on your age and the amount of coverage you select. Premiums are subject to change.
Your premiums are deducted post-tax from your monthly pension check. If your premiums are not automatically deducted from pension payments from the Dow Employees’ Pension Plan (DEPP), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.
If (1) you are receiving a “Disability Retirement Benefit” from the Dow Employees’ Pension Plan (as “Disability Retirement Benefit” is defined therein), (2) your disability retirement effective date was before January 1, 2006, and (3) you were enrolled in Employee-Paid Life Insurance Plan on the day preceding your Retirement, your premium is paid by Dow.
Section 3. Retired Texas Operations Employees
RETIRED ON OR AFTER OCTOBER 1, 1992 BUT BEFORE JANUARY 1, 2003
Texas Operations Hourly Employees who Retired on or after October 1, 1992 but prior to January 1, 2003, and were enrolled on the day preceding their Retirement in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage described below.
Retirees Less than Age 65. Coverage could be purchased in increments of $10,000, subject to a minimum of $10,000 and a maximum of the lesser of:

•	$60,000; or

•	one-half the amount of Optional Contributory coverage you had in effect on the day preceding your Retirement.
Once coverage is waived or terminated, it cannot be reinstated.
Retirees Age 65 or Older. If you carried coverage equal to or greater than $30,000 prior to age 65, you had the option to purchase coverage equal to $25,000 beginning on the first day of the month following your 65th birthday. The amount of insurance is reduced each year as shown in the table below with the minimum amount at age 68 and thereafter of $10,000. Once coverage is waived or terminated, it cannot be reinstated.

Age 65	$25,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

Your premium for Retiree Optional Life Insurance is based on the amount of coverage you select. Your premiums are deducted post-tax from your monthly pension check. Premiums are subject to change. If your

Exhibit 10.2

premiums are not automatically deducted from pension payments, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

RETIRED PRIOR TO OCTOBER 1, 1992
Texas Operations Hourly Employees who Retired prior to October 1, 1992, and were enrolled on the day preceding their Retirement in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage described below.
Retirees Less than Age 65. Coverage could be purchased for half the amount of coverage you had as an active Employee under the Optional Contributory plan, up to $25,000 until age 65. Once coverage is waived or terminated, it cannot be reinstated.
Retirees Age 65 or Older. Your option to purchase coverage for after age 65 depends on the amount of coverage that you carried before age 65.
If you carried coverage equal to or greater than $30,000 prior to age 65, you had the option to purchase coverage equal to $25,000 beginning on the first day of the month following your 65th birthday. The amount of insurance is reduced each year as shown in the table below with the minimum amount at age 68 and thereafter of $10,000. Once coverage is waived or terminated, it cannot be reinstated.

Age 65	$25,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

If you carried coverage equal to $20,000 prior to age 65, you had the option to purchase coverage equal to $20,000 beginning on the first day of the month following your 65th birthday. The amount of insurance is reduced each year as shown in the table below with the minimum amount at age 68 and thereafter of $10,000. Once coverage is waived or terminated, it cannot be reinstated.

Age 65	$20,000
Age 66	$20,000
Age 67	$15,000
Age 68 & After	$10,000

Your premium for Retiree Optional Life Insurance is based on the amount of coverage you selected. Premiums are subject to change. Your premiums are deducted post-tax from your monthly pension check. If your premiums are not automatically deducted from pension payments from the Dow Employees’ Pension Plan (DEPP), formerly known as the Dow Employee Retirement Plan (ERP), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.
Section 4. Retired Hampshire Waterloo Hourly Employees
If (1) you retired from Hampshire Chemical Corporation on or after March 1, 1988, and before January 1, 2000, at age 55 or older, (2) you were represented while an active employee by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corporation’s Waterloo,

Exhibit 10.2

NY facility, and (3) you were enrolled in Hampshire Chemical Corporation’s supplemental employee paid life insurance coverage on the day preceding your retirement, then you are eligible for the amount of optional life insurance you had on the day preceding your retirement: either $2,500, $5,000, $7,500, or $13,000, as applicable. You are required to pay the premiums for this coverage. Premiums are subject to change. If your premiums are not automatically deducted from your pension payments, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.
Section 5. Disability Retirees
You are eligible for the coverage described in “Coverage Amounts for Disability Retirees” below, if you were Hired before January 1, 2008, and:

•
You are receiving a “Disability Retirement Benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”) (as “Disability Retirement Benefit” is defined therein), you are not a former Texas Operations Hourly Employee who retired prior to January 1, 2003, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement; or

•
You are receiving a “Disability Retirement Benefit” from the UCEPP component of the Union Carbide Employees’ Pension Plan (“UCEPP”) (as “Disability Retirement Benefit” is defined therein), you retired on or after February 7, 2003, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement.

If you were Hired on or after January 1, 2008, you are not eligible for coverage.
Please note that this “Disability Retirees” section does not apply to you if you are receiving benefits under a Dow long term disability plan. If you are receiving long term disability benefits, refer to the SPD for life insurance applicable to active employees, or contact the HR Service Center for more information.

COVERAGE AMOUNTS FOR DISABILITY RETIREES
Pre-65 coverage
Disability retirement on or after January 1, 2006: Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP, and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as for Retirees who are not receiving a “Disability Retirement Benefit” under DEPP or UCEPP. See Chapter Two, Section 1 of this SPD.
Disability retirement prior to January 1, 2006: See Chapter One, Section 6 of this SPD, which describes coverage available at no cost to you.
Age 65 and older
Disability retirement on or after January 1, 2006: Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as for Retirees who are not receiving a “Disability Retirement Benefit” under DEPP or UCEPP.
Disability retirement prior to January 1, 2006: See Chapter One, Section 6 of this SPD, which explains that you may be covered under Plan Option 1 after you reach age 65, and this coverage is provided at no cost to you.

Exhibit 10.2

Section 6. Retired Split Dollar Participants
Except for those described in Section 7, paragraph (7) of Chapter One in this SPD (for The Retiree Company-Paid Life Insurance Plan), Retired Split Dollar Participants are eligible for 1x Split Dollar Equivalent Coverage if they elected to purchase the 1x Employee-paid or Retiree-paid split dollar replacement coverage (“1x Split Dollar Equivalent Coverage”) at the time it was offered to them when their split dollar agreements were terminated, and they continue to pay the premiums for that coverage. For the definition of “Retired Split Dollar Participants” see Chapter One, Section 7. Retired Split Dollar Participants. Retired Split Dollar Participants described in Section 7, paragraph (7) of Chapter One are not eligible for coverage under the Retiree Optional Life Insurance Plan.

ENROLLMENT
Retired Split Dollar Participants who were active Employees at the time their split dollar agreement was terminated are required to submit an enrollment form at the time they Retire. Failure to return the form within 31 days of Retirement will result in automatic enrollment in the 1x Split Dollar Equivalent Coverage. If the Retired Split Dollar Participant waived the 1x Split Dollar Equivalent Coverage at the time the split dollar agreement was terminated, or if such coverage was waived or cancelled after the split dollar agreement was terminated, you may not subsequently enroll for such coverage at any time.

COST OF COVERAGE
Retired Split Dollar Participants pay the premium for 1x Split Dollar Equivalent Coverage. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan or the Union Carbide Employees’ Pension Plan, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

COVERAGE LEVELS
Coverage is 1x of your final annual salary rounded up to the next $1,000.

END OF COVERAGE
1x Split Dollar Equivalent Coverage ends if you cancel coverage or fail to pay the required premiums or if Dow terminates the Plan or the coverage.
Section 7. Retired Union Carbide Employees
If you are a Retired Union Carbide employee who Retired before February 7, 2003, you may be covered under The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan. You are not eligible for coverage under the Plan.
Section 8. Retired Dow AgroSciences Employees
If you are a Retired Dow AgroSciences employee who Retired before January 1, 2006 under the Dow AgroSciences Pension Plan and was enrolled in supplemental coverage (1x, 2x, 3x, or 4x) under the Dow AgroSciences LLC Life Insurance Plan as an active Employee on the day preceding your retirement, you

Exhibit 10.2

were permitted to purchase supplemental life insurance coverage equal to one times your annual base salary at the time of your Retirement. You are required to pay the premiums for this coverage. Premiums are age-related and subject to change. If your premiums are not automatically deducted from payments from your pension, you must pay your premiums within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.
Coverage ends at the end of the month in which you reach age 65. Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums or if the Plan or Group Policy is terminated.
Section 9. General Eligibility Information
Additional special eligibility rules may apply for certain other retiree populations (for example, as a result of mergers and acquisitions or other unusual situations). These special rules are in the Plan Document for The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program, which you may request from the Plan Administrator.
The Claims Administrator for Eligibility Determinations determines eligibility to participate in the Plan. The Claims Administrator is a Plan fiduciary and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants (except to the extent that determinations by the Initial Claims Reviewer are subject to review by the Appeals Administrator).
If you want to file a Claim for an Eligibility Determination because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
Section 10. Naming Your Beneficiary
You must designate a beneficiary by registering your beneficiary information with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary form to the MetLife Recordkeeping Center. MetLife became the record keeper for Retiree Life Insurance beneficiary designations effective June 1, 2008. Beneficiary information previously recorded at the Dow Benefits Center was not transferred to MetLife, so you should submit the appropriate form to MetLife even if you submitted one to Dow before June 1, 2008.
If you do not submit a beneficiary designation to MetLife in the form and manner required by MetLife while you are living, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the Employee-Paid Life Insurance Plan, or if none, to the beneficiary you designated under the Retiree Company-Paid Life Insurance Plan, or if none, the active employee Company-Paid Life Insurance Plan. If you did not name a beneficiary under those plans, MetLife may determine the beneficiary to be any one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

•	Your parent(s);

•	Your sibling(s).
Alternatively, instead of making payment to any of the above, if you did not name a beneficiary under the Plan or the other plans listed above, MetLife may pay your estate. Your failure to designate a beneficiary may delay the payment of funds.

Exhibit 10.2

If you wish to change your beneficiary designation, you can do so via the Internet at www.MetLife.com/MyBenefits or www.dowfriends.com. If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday through Friday, from 8:00 am to 11:00 pm (ET). A life event (such as Marriage/Domestic Partnership, divorce/termination of Domestic Partnership, etc.) may signal a need to change your beneficiary, but a life event will not automatically change your beneficiary.
Any beneficiary designation or change to a beneficiary designation will not be recognized if it is delivered to MetLife after your death. A beneficiary designation may not be changed by will or other contract (such as a prenuptial agreement), except as permitted under the terms of the beneficiary designation or to the extent required by a domestic relations order issued by a court that MetLife determines meets MetLife’s requirements. If your designated beneficiary is a person other than a trustee and you and your designated beneficiary die under circumstances in which it is not clear who died first, the designated beneficiary will be deemed to have predeceased you.
Section 11. To Receive a Benefit Payment
In the event of your death, your beneficiary should contact the Dow Retiree Service Center. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds (if any). See Claims Procedures Appendix of this SPD. Contact the Dow Retiree Service Center at 800-344-0661.
If the Administrator determines that your beneficiary is not physically or mentally capable of receiving or acknowledging receipt of benefits under the Plan, the Administrator may make benefit payments to the court-appointed legal guardian of your beneficiary, to an individual who has become the legal guardian of your beneficiary by operation of state law, or to another individual whom the Administrator determines in its sole discretion is the appropriate person to receive such benefits on behalf of the beneficiary.
Section 12. Accelerated Benefit Option (ABO)
Under the Accelerated Benefit Option (“ABO”), if you have been diagnosed as terminally ill with 12 months or less to live,4 you may be eligible to receive up to 80% of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits before your death if certain requirements are met. Having access to life proceeds at this important time could help ease financial and emotional burdens. In order to apply for the ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance benefit, Retiree Optional Life Insurance, or both. You may receive an accelerated benefit of up to 80 percent (with a minimum of $5,000 and up to a maximum of $500,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance benefit. The accelerated benefit is payable in a lump sum and can be elected only once for each eligible coverage. Any death benefit will be reduced by the amount of accelerated benefit paid. Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.
The ABO is intended to qualify for favorable tax treatment under the Internal Revenue Code such that the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit may be subject to state taxes and restrictions. Tax laws relating to accelerated benefits are complex. You are advised to consult with a qualified tax advisor, and neither the Plan nor the Company or any Participating Employer make an assertion or warranty about the tax treatment of Plan benefits.

4 For Texas residents, the requirement is 24 months or less to live.

Exhibit 10.2

Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs. You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner, or your family. In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.
If you would like to apply for the Accelerate Benefit Option, a claim form can be obtained from the Dow Retiree Service Center at 800-344-0661 and must be completed and returned for evaluation and approval by MetLife.
Section 13. Will Preparation Service
If you elect Retiree Optional Life Insurance coverage, you are eligible for a will preparation service available through Hyatt Legal Plans, Inc. (“Hyatt”), a MetLife company. This service is available to you while your Retiree Optional Life Insurance coverage is in effect. The will preparation service is offered at no cost to you if you use an attorney designated by Hyatt. If you have a will prepared by an attorney not designated by Hyatt, you must pay for the attorney’s services directly. You may receive a partial reimbursement for the amount you paid to the attorney if you provide proof of will service and payment satisfactory to Hyatt. The amount reimbursable is the amount customarily reimbursed for such services by Hyatt. Call 800-821-6400 Monday through Friday, from 8:00 am to 7:00 pm (ET) for more information.  A Client Services Representative will ask you to provide your Company Name and Group Number, which are:

•	Company Name: The Dow Chemical Company

•	Group Number: 11700
Section 14. Estate Resolution Service
If you elect Retiree Optional Life Insurance coverage, you are eligible for an estate resolution service available through Hyatt Legal Plans, Inc. (“Hyatt”), a MetLife company. This service is available if you die while your Retiree Optional Life Insurance coverage is in effect. The estate resolution service provides a Hyatt in-network attorney to your administrator or executor in order to probate your estate. Probate advice is also available to beneficiaries, regardless of whether they are the executor/administrator. This service is provided at no cost to your beneficiaries, administrator, executor, or estate if they use a Hyatt in-network attorney.
Your beneficiaries and/or executor/administrator may choose to use an attorney who does not participate in the Hyatt network. If an out-of-network attorney is chosen, they must pay for that attorney’s services directly. They may receive a partial reimbursement for the amount paid to the attorney if they provide proof of estate resolution service and payment satisfactory to Hyatt. The amount reimbursable is the amount customarily reimbursed for such services by Hyatt. To access this service, beneficiaries and/or executors/administrators should call Hyatt at 800-821-6400 Monday through Friday from 8:00 am to 7:00 pm (ET).
The following are not covered by this service: matters in which there is a conflict of interest between the executor, administrator, any beneficiary or heir and the estate; any disputes with the Company, Participating Employer, Hyatt attorneys, MetLife and/or any of its affiliates; any disputes involving statutory benefits (such as Social Security, unemployment, or workers’ compensation benefits); will contests or litigation outside probate court; appeals; court costs, filing fees, recording fees, transcripts, witness fees, expenses to a third party, judgments or fines; and frivolous or unethical matters.

Exhibit 10.2

Section 15. Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”).
Except for certain cases indicated above, Retirees pay the entire premium for coverage.
Section 16. Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator’s Discretion section, Welfare Benefits section, Dow’s Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and the For More Information section; and the ERISA Information section at the end of this SPD.
Section 17. Ending Coverage
Your Retiree Optional Life Insurance coverage ends on the earliest of:

•	The date the Group Policy ends;

•	The date the Plan is terminated;

•	The date you no longer meet the eligibility requirements of the Plan;

•	The last day of the applicable period for which you pay the applicable premium; or

•	The date you elect to terminate your coverage.
Section 18. Porting Coverage to a Term Life Policy
When your Retiree Optional Life Insurance Plan coverage ends, your coverage may be continued on a direct bill basis with MetLife through the portability feature. This feature allows Retirees to continue their Group Term Life coverage under a separate group policy without completing and submitting a statement of health. Rates for this coverage are different from the retiree plan rates, and the retiree must port a minimum of $20,000 to exercise this option. You have 31 days from the date your coverage ends to apply for portability. You may continue the same or a lesser amount of coverage. If you are unable to continue your entire life insurance amount through portability, you may apply for Conversion of the balance. Contact MetLife at 866-492-6983 if you have any questions or want to apply for portability.
Section 19. Converting to an Individual Policy
If your Retiree Optional Life Insurance coverage under the Plan ends or decreases because you no longer meet the eligibility requirements of the Plan, you may convert the coverage you lost to an individual non-term policy through MetLife. The maximum amount of insurance that may be elected for the new policy is the amount of Retiree Optional Life Insurance in effect for you under the Plan on the date you no longer meet the eligibility requirements under the retiree optional life insurance provisions provided under the MetLife group policy.

Exhibit 10.2

If your coverage under the MetLife group policy ends because the Company terminates its Group Policy with MetLife or amends the eligibility requirements of the Plan to exclude your work group from eligibility for retiree optional life coverage, you may convert your Retiree Optional Life Insurance coverage to an individual non-term policy through MetLife; provided you have been covered under the retiree optional life provisions of the MetLife group policy for at least 5 years immediately prior to losing group coverage. The amount you may convert will be limited to the lesser of:

•
the amount of life insurance that ends under the MetLife Group Policy, less the amount of life insurance for which you become eligible under any other group policy within 31 days after the date your insurance ends under the MetLife Group Policy; or

•	$2,000.
You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost or decreases. Contact the Dow Retiree Service Center to obtain a form for converting your coverage. Once you have obtained the form, contact the MetLife Conversion Group at 877-275-6387 to file your form, or to obtain further information. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than your group plan. Although not required, completing and submitting a statement of health may help reduce your cost.

Exhibit 10.2

Chapter Three: Retiree Dependent Life Insurance Plan
Chapter Three of this SPD describes The Retiree Dependent Life Insurance Plan (referred to in this chapter of the SPD as the “Plan”):

•	Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees.

•	The remaining sections of Chapter Three apply to all persons eligible for coverage under the Plan.
As of January 1, 2005, the following plans were merged into the Plan:

•	The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program’s Retiree Dependent Life Insurance Plan;

•	Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Retiree Dependent Life Insurance Plan; and

•	ANGUS Chemical Company Hourly Optional Group Life Insurance Program’s Retiree Dependent Life Insurance Plan.
The plans listed above no longer exist as separate plans, but are now a part of the Plan. Effective January 1, 2008, the Midland and Ludington Hourly Pre-65 Retiree Dependent Life Insurance Plan was merged into the Plan for those who retired prior to June 1, 1990, and for those who retired on or after June 1, 1990 provided that their Hire Date was prior to January 1, 2008.
Section 1. Retired Salaried Employees and Certain Retired Hourly Employees
ELIGIBILITY
Except for those populations identified under “Exclusions from Eligibility,” below, if you are a Retiree and, on the day preceding Retirement, were enrolled as an active Employee in a Dependent Life Insurance Plan sponsored by a Participating Employer, you are eligible under the Plan for continued coverage for your Spouse of Record/Domestic Partner of Record and/or Dependent children who were covered under the active employee plan. In order to be a “Retiree,” you must meet the definition of “Retiree” under the Plan (see the Definitions Appendix, below). If you are a Retired Michigan Hourly Employee you must also have Retired on or after January 1, 1990 in order to be eligible for this Plan.
If your Spouse of Record/Domestic Partner of Record is eligible to participate in any dependent life insurance plan sponsored by a Participating Employer, either as a Dow Employee or Retiree, each of you may insure the other but only one of you may enroll for coverage for your dependent children. Double coverage is not allowed.
See Section 3, Dependent Eligibility for who may be covered as a Dependent.

EXCLUSIONS FROM ELIGIBILITY
Section 1 of Chapter Three of this SPD does NOT apply to:

•	Employees who were Hired or re-Hired on or after January 1, 2008;

•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance (for example, individuals eligible for employee coverage because they are eligible for certain long term disability benefits). Such employees are not eligible under this Plan while they are covered under the active employee coverage;

Exhibit 10.2

•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;

•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;

•	Texas Hourly Employees who retired prior to October 1, 1989;

•	Union Carbide Employees who retired prior to January 1, 2002[5];

•	Dow AgroSciences Employees who retired prior to January 1, 2006;

•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired prior to January 1, 2011;

•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed by, merged with, or created by the Company on or after January 1, 2008, except as provided in the definition of “Hire” or “Hire Date”;

•	Poly-Carb Inc. and GNS Employees who retire;

•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer; or

•	Individuals who are eligible to participant in the Rohm and Haas Company Retirement Plan, including the Morton International, Inc. Pension Plan for Collectively Bargained Employees.

ENROLLMENT
If you wish to enroll in the Plan, you must complete the Dependent Life Insurance section of the Retiree enrollment form, or complete enrollment through the Dow Benefits website on My HR Connection or on dowbenefits.ehr.com within 31 days of your Retirement. Your continuation coverage will be effective immediately. Failure to enroll within 31 days after your Retirement will result in waiver of coverage.
If you waive coverage when you Retire, you waive all future rights to participate in the Plan.
DEPENDENT COVERAGE AMOUNTS FOR ELIGIBLE SALARIED AND HOURLY RETIREES
Spouse of Record/Domestic Partner of Record: If your Spouse of Record/Domestic Partner of Record was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to the following amount:

•	$5,000; or,

•	if you Retired on or after December 31, 2013, $10,000 or $15,000;
provided in each case, however, that the amount of coverage you choose may not be any more than the amount of coverage you had for your Spouse of Record/Domestic Partner of Record under the Dependent Life Insurance Plan on the day preceding your Retirement.

5 Between January 1, 2002 and February 7, 2003, participants of The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan were offered dependent spouse coverage under The Dow Chemical Company Retiree Dependent Life Insurance Plan.

Exhibit 10.2

Dependent Children: For any Dependent child who was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $1,000, as long as he or she continues to meet eligibility requirements.
COST
You must pay the premium for coverage. Your premium for Retiree Dependent Life Insurance is based on the option that you select. Premiums are subject to change, according to Plan experience. If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan or the Union Carbide Employees’ Pension Plan, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days after your bill, your coverage will be cancelled.
Section 2. General Eligibility Information
Additional special eligibility rules may apply for certain other retiree populations (for example, as a result of mergers and acquisitions or other unusual situations). These special rules are in the Plan Document for The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program, which you may request from the Plan Administrator.
The Claims Administrator for Eligibility Determinations determines eligibility to participate in the Plan. The Claims Administrator is a Plan fiduciary and has the full discretion to interpret the provisions of the Plan and to make findings of fact. Interpretations and eligibility determinations by the Claims Administrator are final and binding on Participants (except to the extent that determinations by the Initial Claims Reviewer are subject to review by the Appeals Administrator).
If you want to file a Claim for an Eligibility Determination because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, you must follow the procedures described in the Claims Procedures Appendix.
Section 3. Dependent Eligibility
You may purchase coverage on the life of your Spouse of Record/Domestic Partner of Record and/or the life of your Dependent child or Dependent children.
In general, Dependent child means your natural child, adopted child (including a child from the date of placement with the adopting parents until the legal adoption) or stepchild (including the child of your Domestic Partner of Record); who, in each case, is under age 26, unmarried, and supported by you. For Texas residents, the term also includes your grandchild(ren), if they are able to be claimed by you as a dependent for federal income tax purposes.
This term does not include any person who is:

•	insured under the group policy as an employee;

•	covered as a dependent of another Dow Employee or Dow Retiree (all covered children in a family must be enrolled by the same parent); or

•	age 26 years or older.
A Dependent Spouse, Domestic Partner, or child is not eligible if he or she is in the military.

Exhibit 10.2

Section 4. Beneficiary of Coverage
You are the beneficiary of your coverage under the Plan. This cannot be changed. The benefits will be paid to you if you survive the Dependent.
If you do not survive your Dependent, MetLife may pay any one or more of the following who survive you:

•	Your Spouse or Domestic Partner;

•	Your child(ren);

•	Your parent(s);

•	Your sibling(s).
Alternatively, instead of making payment to any of the above, MetLife may pay your estate. Any payment made by MetLife in good faith will discharge the Plan’s and MetLife’s liability to the extent of such payment.
Section 5. To Receive a Benefit Payment
In the event of the death of your covered Spouse of Record/Domestic Partner of Record or Dependent child, contact the Dow Retiree Service Center. A certified death certificate that states the cause of death must be provided to MetLife in order to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD. The benefit will be paid in a lump sum. Contact the Dow Retiree Service Center at 800-344-0661.
If the Administrator determines that you or an alternate beneficiary (if you do not survive) is not physically or mentally capable of receiving or acknowledging receipt of benefits under the Plan, the Administrator may make benefit payments to a court-appointed legal guardian for you or your alternate beneficiary, to an individual who has become the legal guardian for you or your alternate beneficiary by operation of state law, or to another individual whom the Administrator determines is the appropriate person to receive such benefits on your or your alternative beneficiary’s behalf.
Section 6. Funding
The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”). Retirees pay the entire premium for coverage.
Section 7. Your Rights
You have certain rights under the Plan and are entitled to certain information by law. Be sure to review Chapter Four of this SPD, which contains the Filing a Claim and Appealing the Denial of a Claim section, Fraud Against the Plan section, Your Legal Rights section, Plan Administrator’s Discretion section, Welfare Benefits section, Dow’s Right to Terminate or Amend the Programs and Plans section, Disposition of Plan Assets if the Plan is Terminated section, Litigation and Class Action Lawsuits section, and the For More Information section; and the ERISA Information section at the end of this SPD.
Section 8. End of Coverage
Your Retiree Dependent Life Insurance coverage for any Dependent ends on the earliest of:

•	The date the Group Policy ends;

•	The date the Plan is terminated;

•	The date 31 days following the date of your death;

Exhibit 10.2

•	The date 31 days following the date you no longer meet the eligibility requirements of the Plan;

•	The date 31 days following the date the Spouse of Record/Domestic Partner of Record or Dependent child no longer meet the eligibility requirements of the Plan;

•	The last day of the applicable period for which you pay the applicable premium; or

•	The date you elect to terminate coverage for the Spouse of Record/Domestic Partner of Record or Dependent child.
If you choose to terminate your Spouse of Record/Domestic Partner of Record or Dependent child coverage, you must contact the Dow Retiree Service Center. If you terminate coverage, you may not re-enroll in the future.
If your Spouse of Record/Domestic Partner of Record or Dependent child no longer meets the eligibility requirements of the Plan, you must notify the Plan within 90 days; otherwise, the Plan Administrator may treat your failure to report the change as fraud against the Plan. See Chapter Four, Section 5. Fraud Against the Plan.
Section 9. Converting to an Individual Policy
If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage because:

•	of your death, or

•	he or she no longer meets eligibility requirements,
their coverage may be converted to an individual non-term policy through MetLife without having to prove insurability. (In the case of minor children, the parent or legal guardian may act on their behalf.)
If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage under the Plan because Dow has cancelled the dependent life coverage under the group policy with MetLife, or Dow has amended the eligibility requirements of the Plan to exclude you or your dependents from eligibility under the Plan, you may convert coverage to an individual non-term MetLife policy for your Dependent; provided you have been enrolled in coverage for your Dependent under the Plan for at least 5 years immediately prior to the date the MetLife group coverage for your Dependent ended. The amount that may be converted is limited to the lesser of:

•
the amount of Life Insurance for the Dependent that ends under the MetLife Group Policy, less the amount of life insurance for Dependents for which you become eligible under any group policy within 31 days after the date insurance ends under the Retiree Dependent Life Insurance provisions of the MetLife Group Policy; or

•	$2,000.
You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost. Your Spouse of Record/Domestic Partner of Record or Dependent child’s guardian should contact the Dow Retiree Service Center to obtain a form for converting the coverage. Once the form has been obtained, he or she should contact the MetLife Conversion Group at 877-275-6387. You are responsible for initiating the conversion process within the appropriate timeframes.
The cost of this individual coverage will probably be significantly higher than the group plan. Although not required, completing and submitting a statement of health may help reduce the cost.

Exhibit 10.2

Chapter Four: General Information Applicable to All of the Plans
Section 1. Filing a Claim and Appealing a Denial of a Claim
See the Claims Procedures Appendix of this SPD.
Section 2. Payment of Unauthorized Benefits
If the Plan Administrator determines that benefits in excess of the amount authorized under the Plan were provided to, or on behalf of, a Participant, Dependent, beneficiary, or other person (for example, because benefits were paid even though the individual did not meet applicable eligibility requirements or because the wrong beneficiary was paid):

•	The amount of any other benefit paid to, or on behalf of, such Participant, Dependent, beneficiary, or other person under the Plan may be reduced by the amount of the excess payment.

•	The Plan Administrator may require the Participant, Dependent, beneficiary, or other person to reimburse the Plan for benefits paid, including reasonable interest.

•	If the person does not reimburse the Plan by the date determined by the Plan Administrator, the Plan Administrator may cancel coverage for the Participant and refuse re-enrollment.

•
The Plan Administrator may elect recoupment or reimbursement, regardless of whether the person who received the excess benefit was a Participant or beneficiary entitled to receive benefits, and regardless of whether the excess benefit was provided by reason of the Plan Administrator’s error or by reason of false, misleading, or inaccurate information furnished by the Participant, beneficiary, or any other person.

For excess payments to beneficiaries, the Plan Administrator may elect to pursue any of the above remedies directly against the Retiree or his estate.
Section 3. Assignment
You may make an assignment, or legal transfer, of the ownership of your Company-Paid or Retiree Optional Life Insurance to any person you choose, or to a trust. Consult your financial advisor for more information. Such assignment must be made in the form and manner acceptable to the Plan Administrator.
Section 4. Tax Consequences of Coverage and Benefits
The tax consequences of Company-Paid Life Insurance coverage are briefly described in Chapter 1, Section 12, above. Retiree-paid premiums are made on an after-tax basis. In general, life insurance proceeds are not subject to federal income tax. However, neither the Plan, nor the Company or any Participating Employer makes any assertion or warranty about the tax treatment of Plan coverage or benefits. The Participant or Beneficiary, as applicable, shall bear any taxes on Plan benefits, regardless of whether taxes are withheld or withholding is required.

Exhibit 10.2

Section 5. Fraud Against the Plan
If you intentionally misrepresent information to the Plan, knowingly withhold relevant information from the Plan, or deceive or mislead the Plan, the Plan Administrator may (1) terminate your participation in the Plan and your coverage retroactively from the date deemed appropriate by the Plan Administrator, or prospectively; (2) require you to reimburse the Plan for amounts paid to you or your beneficiary, including all costs of collection such as attorneys’ fees and court costs; and/or (3) prohibit you from enrolling in the Plan or determine that you are not eligible for coverage under the Plan. In addition, the Plan and/or Dow may pursue civil and/or criminal action against you or take other legal action. The employer may terminate your employment.
Section 6. Your Legal Rights
As a Participant in the Retiree Company-Paid, Retiree Optional or Retiree Dependent Life Insurance Plan(s) (as applicable), you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). This law requires that all Plan Participants must be able to:

•
Examine, without charge, at the Plan Administrator’s office and at other specified locations (such as worksites and union halls), all documents governing the Plan, including insurance contracts, collective bargaining agreements (if applicable), the Plan Documents and the latest annual reports filed with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

•
Obtain, upon written request to the Plan Administrator, copies of all documents governing the operation of the Plan, including insurance contracts, collective bargaining agreements (if applicable), and copies of the latest annual report, the Plan Documents, and an updated Summary Plan Description. The Plan Administrator may charge a reasonable fee for the copies.

In addition to creating rights for you and all other Plan Participants, ERISA imposes duties on the people who are responsible for operating an employee benefit plan. The people who operate the Plans, called “fiduciaries” of the Plans, have a duty to act prudently and in the interest of you and other Plan Participants and beneficiaries.
No one, including your employer or any other person, may discharge you, or otherwise discriminate against you in any way, for pursuing a welfare benefit or for exercising your rights under ERISA. If you have a Claim for Plan Benefits that is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.
Enforce Your Rights: Under ERISA, there are steps you can take to enforce the legal rights described above. For instance, if you request Plan materials and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a Claim for Plan Benefits which is denied or ignored, you may file suit in state or Federal court.
If it should happen that plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

Exhibit 10.2

Assistance with your questions: If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory, or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C.  20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration at (866) 444-3272.
Section 7. Plan Administrator’s Discretion
The Plan Administrators are the Vice President, Human Resources Center of Expertise; Global Benefits Director; Associate Director of North America Benefits; and North America Health and Welfare Plans Leader. The Company may also appoint other persons, groups of persons, or entities as named fiduciaries of the Plan. The Plan Administrator, Claims Administrators, and other Plan fiduciaries, each acting individually, have the sole and absolute discretion to interpret the Plan Documents (including this SPD), make determinations, make findings of fact, and adopt rules and procedures applicable to matters they are authorized to decide. Such interpretations and determinations are conclusive and binding on all persons claiming benefits under, or otherwise having an interest in, the Plans, and if challenged in court, such interpretations and determinations shall not be overturned unless proven to be arbitrary or capricious. For a detailed description of the Plan Administrator’s and Claims Administrators’ authority, see the Plan Document for the applicable Program.
Section 8. Plan Document
The Plan will be administered in accordance with its terms. If the VPHR determines that the applicable Plan Document or this SPD has a drafting error (sometimes called a “scrivener’s error”), the applicable Plan Document or SPD will be applied and interpreted without regard to that error. The determination of whether there is a scrivener’s error, and how to apply and interpret the Plan in the event of a scrivener’s error, will be made by the VPHR, in the exercise of his best judgment and sole discretion, based on his understanding of Dow’s intent in establishing the Plan and taking into account all evidence (written and oral) that he deems appropriate or helpful.
Section 9. No Government Guarantee of Welfare Benefits
Welfare benefits, such as the benefits provided by the Plans, are not required to be guaranteed by a government agency.
Section 10. Dow’s Right to Terminate or Amend the Programs and Plans
The Company reserves the right to amend, modify, or terminate any or all of the Programs and the Plans (including amending the Plan Documents and the SPDs) at any time, for any reason, in its sole discretion, with or without notice, retroactively or prospectively, to the full extent permitted by law. The procedures for amending, modifying, and terminating the Programs and Plans are set forth in the applicable Plan Document.

Exhibit 10.2

If the Company terminates a Plan, the assets of the Plan, if any, shall be used to:

•	provide benefits under the Plan and pay the expenses of administering the Plan; or

•	provide cash for Participants, in accordance with applicable law.
Section 11. Litigation and Class Action Lawsuits
LITIGATION
If you wish to file a lawsuit against the Program (a) to recover benefits you believe are due to you under the terms of the Program or any law; (b) to clarify your right to future benefits under the Program; (c) to enforce your rights under the Program; or (d) to seek a remedy, ruling or judgment of any kind against the Program or the Program fiduciaries or parties-in-interest (within the meaning of ERISA) that relates to the Program, you may not file a lawsuit until you have exhausted the claims procedures described in the CLAIMS PROCEDURES APPENDIX and you must file the suit within the Applicable Limitations Period or your suit will be time-barred. However, neither this paragraph nor the Applicable Limitations Period applies to a claim governed by section 413 of ERISA. (A lawsuit against a Plan is considered a lawsuit against the Program of which the Plan is a part, for purposes of this SPD.)
The Applicable Limitations Period is the period ending 120 days after:

1.
in the case of a claim or action to recover benefits allegedly due to you under the terms of the Program or to clarify your right to future benefits under the terms of the Program, the earliest of: (a) the date the first benefit payment was actually made, (b) the date the first benefit payment was allegedly due, or (c) the date the Program first repudiated its alleged obligation to provide such benefits;

2.
in the case of a claim or action to enforce an alleged right under the Program (other than a claim or action to recover benefits), the date the Program first denied your request to exercise such right; or

3.
in the case of any other claim or action, the earliest date on which you knew or should have known of the material facts on which the claim or action is based, regardless of whether you were aware of the legal theory underlying the claim or action.

If a lawsuit is filed on behalf of more than on individual, the Applicable Limitations Period applies separately with respect to each individual.
A Claim for Plan Benefits or an appeal of a complete or partial denial of a Claim for Plan Benefits, as described in the claims and appeals sections, generally falls under (1) above. Please note, however, that if you have a timely Claim pending before the Initial Claims Reviewer or a timely appeal pending before the Appeals Administrator when the Applicable Limitations Period would otherwise expire, the Applicable Limitations Period will be extended to the date that is 60 calendar days after the Appeals Administrator renders its final decision.
The Applicable Limitations Period replaces and supersedes any limitations period that ends at a later time that otherwise might be deemed applicable under any state or federal law. The Applicable Limitations Period does not extend any limitations period under state or federal law. The VPHR may, in his discretion, extend the Applicable Limitations Period upon a showing of exceptional circumstances, but such an extension is at the sole discretion of the VPHR and is not subject to review.

Exhibit 10.2

CLASS ACTION LAWSUITS
Legal actions against the Program must be filed in U.S. federal court. Class action lawsuits must be filed in either (1) the jurisdiction in which the Program is principally administered (currently the Northern Division of the United States District Court for the Eastern District of Michigan) or (2) the jurisdiction in the United States of America where the largest number of putative members of the class reside (or, if that jurisdiction cannot be determined, the jurisdiction in which the largest number of class members is reasonably believed to reside).
If any putative class action is filed in a jurisdiction other than one of those described above, or if any non-class action filed in such a jurisdiction is subsequently amended or altered to include class action allegations, then the Program, all parties to such action that are related to the Program (such as a Program fiduciary, administrator or party in interest), and all alleged Participants must take all necessary steps to have the action removed to, transferred to, or re-filed in one of the jurisdictions described above.
This forum selection provision is waived if no party invokes it within 120 days of the filing of a putative class action or the assertion of class action allegations.
This provision does not waive the requirement to exhaust administrative remedies before initiating litigation.
Section 12. Privilege
If the Company or a Participating Employer (or a person or entity acting on behalf of the Company or a Participating Employer) or an Administrator or other Plan fiduciary (an “Advisee”) engages attorneys, accountants, actuaries, consultants, and other service providers (an “Advisor”) to advise them on issues related to the Plan or the Advisee’s responsibilities under the Plan:

•	the Advisor’s client is the Advisee and not any Retiree, Participant, Dependent, beneficiary, claimant, or other person;

•
the Advisee shall be entitled to preserve the attorney-client privilege and any other privilege accorded to communications with the Advisor, and all other rights to maintain confidentiality, to the full extent permitted by law; and

•
no Retiree, Participant, Dependent, beneficiary, claimant or other person shall be permitted to review any communication between the Advisee and any of its or his Advisors with respect to whom a privilege applies, unless mandated by a court order.

Section 13. Waiver
A term, condition, or provision of the Plan shall not be waived unless the purported waiver is in writing signed by the Plan Administrator. A written waiver shall operate only as the specific term, condition, or provision waived and shall remain in effect only for the period specifically stated in the waiver.
Section 14. Notices
No notice, election or communication in connection with the Plan that you, a beneficiary, or other person makes or submits will be effective unless duly executed and filed with the appropriate Administrator (including any of its representatives, agents, or delegates) in the form and manner required by the appropriate Administrator.

Exhibit 10.2

Section 15. For More Information
If you have questions about Plan benefits or enrollment, contact the Dow Retiree Service Center, The Dow Chemical Company, Employee Development Center, Midland, Michigan  48674; Phone (800) 344-0661.

IMPORTANT NOTE
This booklet is the Summary Plan Description (“SPD”) for The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan, The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Optional Life Insurance Plan, and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Dependent Life Insurance Plan. However, this booklet is not all-inclusive and it is not intended to take the place of the Plan Documents for the Programs. In case of any conflict between this SPD and the applicable Plan Document, the applicable Plan Document will govern.
The Dow Chemical Company reserves the right to amend, modify or terminate the Programs (including amending the Plan Documents and the SPDs) at any time in its sole discretion.
The Plan Documents are available for our review upon written request to the Plan Administrator. The SPD and the Program do not constitute a contract of employment. Your employer retains the right to terminate your employment or otherwise deal with your employment as if this SPD and the Program had never existed.

Exhibit 10.2

ERISA Information

	Chapter 1: The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan	Chapter 2 and Chapter 3: The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan
Type of Plan:	Life insurance
Type of Plan Administration:	Insurer administration
Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 877-623-8079
Employer Identification Number:	38-1285128
Plan Number:	507	515
Group Policy Number:	11700-G
Plan Administrator:	North America Health and Welfare Plans Leader The Dow Chemical Company Employee Development Center Midland, MI 48674 877-623-8079
To Serve Legal Process:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674
Claims Administrator for Claims for Eligibility Determination:
To Submit a Claim for an Eligibility Determination
North America Health and Welfare Plans Leader
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Initial Claims Reviewer for the life insurance plans (Eligibility Determination)

To appeal a denied Claim for an Eligibility Determination:
Associate Director of North America Benefits/ Global Benefits Director
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Appeals Administrator for the life insurance plans (Appeal of Eligibility Determination)

Claims Administrator for Claims for Plan Benefits:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company: Metropolitan Life Insurance Company Group Life Claims P.O. Box 6100 Scranton, PA 18505
Plan Year:	The Plan’s fiscal records are kept on a plan year beginning January 1 and ending December 31.

Exhibit 10.2

	Chapter 1: The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan	Chapter 2 and Chapter 3: The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan
Funding:
Benefits under the Plans are funded through a group insurance contract with Metropolitan Life Insurance Company (“MetLife”). In general, Retirees and Dependents pay the entire premium for coverage under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan. Retirees pay a part of the premium for certain coverage under the Retiree Company-Paid Life Insurance Plan, and the Participating Employers pay for all or part of the cost for other coverage under the Retiree Company-Paid Life Insurance Plan. (The allocation of cost for the Retiree Company-Paid Life Insurance Plan between the Retirees and the Participating Employers is described in greater detail in Chapter 1 above.) Plan expenses (such as consulting fees, actuarial fees, attorneys' fees, third party administrator fees, and other administrative expenses) may be paid by the Participating Employers or from the assets of the Plan, if any.

Exhibit 10.2

CLAIMS PROCEDURES APPENDIX
A “Claim” is a written request by a claimant for a Plan Benefit or an Eligibility Determination. There are two kinds of Claims:
A Claim for Plan Benefits is a request for benefits covered under the Plan.
An Eligibility Determination is a kind of Claim. It is a request for a determination as to whether a claimant is eligible to be a Participant or covered Dependent under the Plan or as to the amount a claimant must contribute towards the cost of coverage.
You must follow the claims procedures for either CLAIMS FOR PLAN BENEFITS or CLAIMS FOR AN ELIGIBILITY DETERMINATION, whichever applies to your situation. See applicable sections below.
Who Will Decide Whether to Approve or Deny My Claim?
The Plans have more than one Claims Administrator. The initial determination is made by the Initial Claims Reviewer. If you appeal an initial determination, the appellate decision is made by the Appeals Administrator. Each of these Claims Administrators is a named fiduciary of the Plans with respect to the respective types of Claims that they process.
Claims for an Eligibility Determination: The Initial Claims Reviewer is the North America Health and Welfare Plans Leader for The Dow Chemical Company or his delegate. The Appeals Administrators are the Global Benefits Director and the Associate Director of North America Benefits for The Dow Chemical Company.
Claims for a Plan Benefit: The Initial Claims Reviewer and the Appeals Administrator are MetLife.
Authority of the Administrators and Your Rights Under ERISA
The Claims Administrators have the full, complete, and final discretion to interpret the provisions of the Plan Documents and to make findings of fact in order to carry out their respective decision-making responsibilities. However, the Claims Administrators’ determinations are subject to the interpretations of the Plan Documents made by the Plan Administrator. Interpretations and Claims decisions by the Claims Administrators are final and binding on Participants (except to the extent the Initial Claims Reviewer is subject to review by the Appeals Administrator). You may file a civil action against the Plan under section 502 of the Employee Retirement Income Security Act (ERISA) in a federal court, provided you complete the claims procedures described in this Appendix (or the Claims Administrator fails to timely respond to your claim). If the Claims Administrators’ determinations are challenged in court, they shall not be overturned unless proven to be arbitrary and capricious. Please see Chapter 4, Section 11. Litigation and Class Action Lawsuits for the deadline for filing a lawsuit.
An Authorized Representative May Act on Your Behalf
An Authorized Representative may submit a Claim on behalf of a Plan Participant. The Plan will recognize a person as a Plan Participant’s “Authorized Representative” if such person submits a notarized writing signed by the Participant stating that the Authorized Representative is authorized to act on behalf of such Participant. A court order stating that a person is authorized to submit Claims on behalf of a Participant will also be recognized by the Plan.

Exhibit 10.2

HOW TO FILE A CLAIM FOR PLAN BENEFITS
For Claims for Plan Benefits, the claimant must call the Dow Retiree Service Center at (800) 344-0661 to report the death. Dow will contact MetLife on your behalf and you will receive the appropriate Claimant Statement forms and instructions directly from MetLife. In addition, a certified death certificate (i.e., a death certificate that is certified by the government authority, as exhibited by a “raised seal” on the certificate) that states the cause of death is required. If you need help completing the MetLife Claimant Statement, you may request assistance from MetLife Group Claims at (800) 638-6420, during the hours of 8:00 AM-5:00 PM Monday through Friday.
HOW TO FILE A CLAIM FOR AN ELIGIBILITY DETERMINATION
For Claims for an Eligibility Determination the Claim must be in writing and contain the following information:

•
The name of the Retiree (or other former Employee), and the name of the person (Retiree, Spouse of Record/Domestic Partner of Record, Dependent child, as applicable) for whom the eligibility determination is being requested

•	The name of the plan for which the eligibility determination is being requested

•	If the eligibility determination is being requested for the Employee’s dependent:

•	a description of the relationship of the dependent to the Employee (e.g., Spouse of Record/Domestic Partner of Record, Dependent child, etc.)

•	documentation of such relationship (e.g., marriage certificate/statement of Domestic Partnership, birth certificate, etc.)
Claims for Eligibility Determinations must be filed with:
North America Health and Welfare Plans Leader
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Initial Claims Reviewer for the life insurance plans (Eligibility Determination)
INITIAL DETERMINATIONS
If you submit a Claim for Plan Benefits, you must do so before the end of the year in which you seek a benefit. If you submit a Claim for an Eligibility Determination, you must do so before the end of the year in which you seek enrollment or for which you claim that you were charged an incorrect premium. The Initial Claims Reviewer will review your Claim and notify you of its decision to approve or deny your Claim. Such notification will be provided to you in writing within a reasonable period, not to exceed 90 days after the date you submitted your claim; except that under special circumstances, the Initial Claims Reviewer may have up to an additional 90 days to provide you such written notification. If the Initial Claims Reviewer needs such an extension, it will notify you prior to the expiration of the initial 90-day period, state the reason why such an extension is needed, and state when it will make its determination.
If the applicable Initial Claims Reviewer denies the Claim, the written notification of the Claims decision will state the reason(s) why the Claim was denied and refer to the pertinent Plan provision(s). If the Claim was denied because you did not file a complete Claim or because the Initial Claims Reviewer needed additional information, the Claims decision will state that as the reason for denying the Claim and will explain why such information was necessary. The decision will also describe the appeals procedures (also described below).

Exhibit 10.2

APPEALING THE INITIAL DETERMINATION
If the Initial Claims Reviewer has denied your Claim, in whole or in part, you may appeal the decision. If you appeal the Initial Claims Reviewer’s decision, you must do so in writing within 60 days of receipt of the Initial Claims Reviewer’s determination, assuming that there are no extenuating circumstances, as determined by the Appeals Administrator. Your written appeal must include the following information:

•	the name of the Employee;

•	the name of Dependent or beneficiary, if the Dependent or beneficiary is the person who is appealing the Administrator’s decision;

•	the name of the Plan (i.e., the Retiree Company- Paid Life Insurance Plan, the Retiree Optional Life Insurance Plan or the Retiree Dependent Life Insurance Plan);

•	reference to the Initial Determination; and

•	an explanation of the reason why you are appealing the Initial Determination.
Appeals of Claims for an Eligibility Determination should be sent to:
Associate Director of North America Benefits or the Global Benefits Director
The Dow Chemical Company
Employee Development Center
Midland, MI 48674
Attention: Appeals Administrator for the life insurance plans (Appeal of Eligibility Determination)
Appeals of Claims for Plan Benefit should be sent to:
Metropolitan Life Insurance Company
Group Life Claims
P.O. Box 6100
Scranton, PA 18505
Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries (Appellate Review)
You may submit any additional information to the Appeals Administrator when you submit your request for appeal. You may also request that the Administrator provide you copies of documents, records and other information that is relevant to your Claim, as determined by the Appeals Administrator in its sole discretion. Your request must be in writing. Such information will be provided at no cost to you.
After the Appeals Administrator receives your written request to appeal the initial determination, the Appeals Administrator will review your Claim. Deference will not be given to the initial adverse decision, and the Appeals Administrator will look at the Claim anew. The Appeals Administrator will notify you in writing of its final decision. Such notification will be provided within a reasonable period, not to exceed 60 days of the written request for appellate review; except that under special circumstances, the Appeals Administrator may have up to an additional 60 days to provide written notification of the final decision. If the Appeals Administrator needs such an extension, it will notify you prior to the expiration of the initial 60-day period, state the reason why such an extension is needed, and state when it will make its determination. If an extension is needed because the Appeals Administrator determines that it does not have sufficient information to make a decision on the Claim, it will describe any additional material or information necessary to submit to the Appeals Administrator, and provide you with the deadline for submitting such information.

Exhibit 10.2

The period for deciding your Claim may, in the Appeals Administrator’s sole discretion, be tolled until the date you respond to a request for information. If you do not provide the information by the deadline, the Appeals Administrator will decide the Claim without the additional information.
The Appeals Administrator will notify you in writing of its decision. If your claim is denied, in full or part, the written notification of the decision will state (1) the reason(s) for the denial; (2) refer to the specific provisions in the Plan Document on which the denial is based; (3) that you are entitled to receive upon request and free of charge reasonable access to and copies of all documents, records, and other information relevant to your claim (as determined by the Claims Administrator under applicable federal regulations); and (4) that you have a right to bring a civil action under section 502 of ERISA.

Exhibit 10.2

DEFINITIONS APPENDIX
Additional terms are defined in the Plan Documents.
“Administrator” means either the Plan Administrator or the Claims Administrator.
“Appeals Administrator” with respect to reviewing an adverse Claim for Benefits, means MetLife. The Appeals Administrators with respect to reviewing an adverse Claim for an Eligibility Determination are the Global Benefits Director and the Associate Director of North America Benefits for The Dow Chemical Company.
“Claim” means a written request by a claimant for a Plan benefit or for an eligibility determination that contains at a minimum, the information described in the Claims Procedures Appendix.
“Claim for an Eligibility Determination” means a Claim requesting a determination as to whether a claimant is eligible to participate in the Plan or as to the amount a claimant must contribute towards the cost of coverage.
“Claim for Plan Benefits” means a Claim requesting that the Plan pay for benefits covered under the Plan.
“Claims Administrator” means either the Initial Claims Reviewer or the Appeals Administrator, depending on the context in which the term is used.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” means The Dow Chemical Company, a corporation organized under the laws of Delaware.
“Dependent” means a Spouse or Domestic Partner or a Dependent child eligible for coverage under the Retiree Dependent Life Insurance Plan.
“Domestic Partner” means a person who is a member of a Domestic Partnership. A “Domestic Partnership” means a relationship between two people that meets all of the requirements of paragraph A or both of the requirements of paragraph B:
A. Facts and Circumstances Test

1.	The two people have lived together for at least twelve (12) consecutive months immediately prior to receiving coverage under the Program;

2.	The two people are not Married to other persons and were not Married to other persons at any time during the twelve (12) consecutive month period preceding coverage under the Program;

3.
The two people are and were, during the twelve (12) consecutive month period preceding coverage under the Program, each other’s sole Domestic Partner in a committed relationship similar to a legal Marriage and with the intent to remain in the relationship indefinitely;

4.	Both people are legally competent and able to enter into a contract;

5.	The two people are not related to each other in a way which would prohibit legal Marriage;

6.	In entering the relationship with each other, neither of the two people is acting fraudulently or under duress;

7.	During the twelve (12) month period preceding coverage for benefits under the Plan, and now, the two people have been and are financially interdependent with each other; and

8.	Both people have signed a statement acceptable to the Plan Administrator indicating the above requirements have been met, and have provided it to the Plan Administrator.

Exhibit 10.2

B. Civil Union Test

1.
Evidence satisfactory to the Plan Administrator is provided that the two people are registered as domestic partners or partners in a civil union in a state or municipality or country that legally recognizes such domestic partnerships or civil unions, and

2.	Both people signed a statement acceptable to the Plan Administrator and have provided it to the Plan Administrator.
The Plans will cease to recognize a Domestic Partnership as of the date stated on a valid “Termination of Domestic Partner Relationship” form filed with the Plan Administrator.
“Dow” means a Participating Employer or collectively, Participating Employers, as determined by the context of the sentence in which it is used.
“Employee” with respect to a Plan means a person who:

•
is employed by a Participating Employer to perform personal services in an employer-employee relationship that is subject to taxation under the Federal Insurance Contributions Act or similar federal statute;

•	receives a payment for services performed for the Participating Employer directly from from the Company’s U.S. payroll or a Participating Employer’s U.S. Payroll Department;

•	if not a U.S. citizen or resident alien, is Localized in the U.S.; and

•	if on international assignment, is a U.S. citizen or Localized in the U.S.
The definition of “Employee” does not include an individual who is determined by the Plan Administrator or a Participating Employer to be:

1.
a leased employee as defined by Code § 414(n) without regard to the one-year requirement in Code § 414(n)(2), which generally means an individual who provides services to a Participating Employer pursuant to an agreement between the Participating Employer and another business, such as a leasing organization;

2.
an individual retained by the Participating Employer pursuant to a contract or agreement (including a long-term contract or agreement) that specifies that the individual is not eligible to participate in the Plan;

3.	an individual whom is classified or treated as an independent contractor; or

4.
a self-employed individual, as defined in Code § 401(c)(1)(A), which generally means an individual who has net earnings from self-employment in a trade or business in which the personal services of the individual are a material income-producing factor.

If the Plan Administrator or a Participating Employer determines that an individual is not an “Employee,” the individual will not be eligible to participate in the Plans, regardless of whether the determination is subsequently upheld by a court or tax or regulatory authority having jurisdiction over such matters or whether the individual is subsequently treated or classified as an Employee for certain specified purposes. Any change to an individual’s status by reason of such reclassification or subsequent treatment will apply prospectively only (i.e., will apply to coverage after the reclassification).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Exhibit 10.2

“Full-Time” Employee means an Employee who has been classified by a Participating Employer as having full-time status.
“Hired” or “Hire Date” means:

•	If you do not have a break in service outside the group of Participating Employers, your “Hire Date” is your earliest hire date with a Participating Employer.

•
If you have a break in service outside the group of Participating Employers, your “Hire Date” is the date that you are re-hired by a Participating Employer; however, your “Hire Date” is your earliest hire date with a Participating Employer if you either:

1.	you were employed by a Participating Employer prior to January 1, 2008 and you:

•	became a participant of the DEPP component of the Dow Employees’ Pension Plan or the UCEPP component of the Union Carbide Employees’ Pension Plan after your re-hire date; or

•	were eligible for coverage under a retiree life insurance plan under the Group Life Insurance Program before January 1, 2008 because you were a Retiree.

2.	terminated employment from the Business Process Service Center (“BPSC”) or Business Services, LLC, and:

•	you were employed by a Participating Employer before you transferred to a position with the BPSC or Business Services, LLC; or

•	you were employed by a Participating Employer, terminated employment, and were rehired by the BPSC or Business Services, LLC.
“Hourly Employee” means an Employee who is represented by a collective bargaining unit that is recognized by the Company or Participating Employer.
“Initial Claims Reviewer” with respect to deciding Claims for Plan Benefits is MetLife. With respect to deciding a Claim for an Eligibility Determination, the Initial Claims Reviewer is the North America Health and Welfare Plans Leader for The Dow Chemical Company.
“Less-Than-Full-Time” Employee means an Employee who has been approved by a Participating Employer to work 20 to 39 hours per week and is classified by a Participating Employer as having “Less-Than-Full-Time Status”.
“Localized” occurs when an individual has been determined by a Participating Employer to be permanently relocated to a particular country, and the individual has accepted such determination. For example, an Employee who is a Malaysian national is “Localized” to the U.S. when a Participating Employer has determined that such Employee is permanently relocated to the U.S., and such Employee has accepted such determination.
“Married” or “Marriage” means a civil contract between two individuals who have the legal capacity to marry and that is formalized by a marriage license. Whether a person is “Married” for purposes of the Plans shall be determined in accordance with IRS Revenue Ruling 2013-17 and other relevant guidance issued by the Internal Revenue Service and the Department of Labor.
“MetLife” means Metropolitan Life Insurance Company.
“Participating Employer” means the Company or one of its subsidiaries or affiliates that the Company authorizes to participate in the applicable Program. Notwithstanding anything to the contrary, a “Participating Employer” is only a “Participating Employer” while it is a member of the Company’s controlled group of

Exhibit 10.2

corporations within the meaning of section 414(b) or section 414(c) of the Code. If the entity ceases to be a member of the Company’s controlled group of corporations, then the entity ceases to be a “Participating Employer” on the date it is no longer a member of the controlled group of corporations.
“Plan” means the Retiree Company-Paid Life Insurance Plan (for Salaried Retirees and Retirees of Certain Hourly Groups), the Retiree Optional Life Insurance Plan, or the Retiree Dependent Life Insurance Plan, as applicable. The Retiree Company-Paid Life Insurance Plan (for Salaried Retirees and Retirees of Certain Hourly Groups) is a component of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507). The Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are components of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515).
“Plan Administrator” means each of the Vice President, Human Resources Center of Expertise; Global Benefits Director; Associate Director of North America Benefits; North America Health and Welfare Plans Leader of The Dow Chemical Company; and such other person, group of persons or entity which may be designated by the Company in accordance with the applicable Plan Document.
“Plan Document” means the legal instrument under which The Dow Chemical Company Group Life Insurance Program or The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program, as applicable, is operated. The insurance policy through which Plan benefits are funded and the summary plan descriptions for the Plans offered under these Programs, including this SPD, are part of the Plan Documents for the Programs.
“Plan Year” means the 12 -month period beginning each January 1 and ending each December 31.
“Program” means either The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507) or The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515), whichever the case may be.
“Regular” Employee means an Employee who is classified by the Employer as “regular.”
“Retire” or “Retirement” means when an active Employee who meets the definition of a “Retiree” terminates employment with a Participating Employer.
“Retiree” means one of the following:

•
An Employee who (1) is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer, (2) is eligible to receive a pension under the Dow Employees’ Pension Plan, and (3) was a Participant in the Program on the day preceding Retirement.

•
An Employee who is receiving, or has received a benefit, under the 1993 Special Separation Payment Plan and who is 50 or older at the time he leaves active employment with Dow, regardless of years of Service.

•
An Employee who (1) is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer, (2) terminated employment with Union Carbide Corporation or a subsidiary of Union Carbide Corporation that is a Participating Employer on or after February 6, 2003, (3) is eligible to receive a pension under the terms of the Union Carbide Employees’ Pension Plan, and (4) was a Participant in the Program on the day preceding termination of employment with the Participating Employer.

•
An Employee who (1) was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan, (2) terminated employment with Dow Chemical Canada Inc. on or after October 1, 2003 at age 50 or older with 10 or more years of Service, (3) is eligible to receive a

Exhibit 10.2

pension from the pension plan sponsored by Dow Chemical Canada Inc., and (3) signed a waiver of all his rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between himself and The Dow Chemical Company.
“Salaried” means an individual who is not represented by a collective bargaining unit.
“Service” with respect to a Retiree who is eligible to receive a pension from the Dow Employees’ Pension Plan, means either “Eligibility Service” or “Credited Service” recognized under the Dow Employees’ Pension Plan, whichever is greater. With respect to a Retiree who is eligible to receive a pension from the Union Carbide Employees’ Pension Plan, “Service” means “Eligibility Service” or “Credited Service” recognized under the Union Carbide Employees’ Pension Plan, whichever is greater. For Retirees of the Dow Mid-Michigan Business Process Service Center (“BPSC”) and Business Services, LLC, “Service” is “Eligibility Service” as defined in the Dow Employees’ Pension Plan determined as if the Dow Employees’ Pension Plan recognized service for BPSC or Business Services, LLC. Contact the Dow Retiree Service Center or refer to the applicable Plan Document for details.
“Spouse” means a person who is Married to the Employee.
“Spouse of Record/Domestic Partner of Record” means the person to whom the Retiree was Married or with whom the Retiree was in a Domestic Partnership, as applicable, on the date the Retiree Retired (or, if later, on December 31, 2002) and who continues to be the Retiree’s Spouse or Domestic Partner, as applicable. For Dow AgroSciences LLC Retirees, the applicable date described in the preceding sentence is December 31, 2005 instead of December 31, 2002.
“SPD” (or “Summary Plan Description”) means the summary plan description for the Plans, including its appendices. The SPDs for the applicable component plans are part of the Plan Documents for The Dow Chemical Company Group Life Insurance Program and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program.
VPHR means the Vice President of the Company with the senior responsibility for human resources.

Exhibit 10.2

THE DOW CHEMICAL COMPANY
ADOPTION OF SUMMARY PLAN DESCRIPTIONS

WHEREAS, The Dow Chemical Company (“Dow”) sponsors The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program and The Dow Chemical Company Group Life Insurance Program (the “Programs”);
WHEREAS, Dow maintains the following component plans under the Programs (collectively, the “Plans”):

●	Company-Paid Life Insurance Plan;	●	Retiree Company-Paid Life Insurance Plan;
●	Employee-Paid Life Insurance Plan;	●	Retiree Optional Life Insurance Plan; and
●	Dependent Life Insurance Plan;	●	Retiree Dependent Life Insurance Plan.

WHEREAS, Dow reserves the right, by action of the undersigned, to amend or modify the Programs including, without limitation, the Plans and the Summary Plan Descriptions for the Plans, in accordance with Article VIII of the plan document for each of the Programs;
WHEREAS, Dow wishes to adopt revised Summary Plan Descriptions for the Plans; and
NOW, THEREFORE, BE IT RESOLVED, Dow adopts the following Summary Plan Descriptions for the Plans as amended and restated substantially in the form attached hereto and bearing the following covers:

Summary Plan Description for
The Dow Chemical Company Company-Paid Life Insurance Plan, Employee-Paid Life Insurance Plan, Dependent Life Insurance Plan

APPLICABLE TO ACTIVE SALARIED EMPLOYEES AND ACTIVE HOURLY EMPLOYEES WHOSE COLLECTIVE BARGAINING UNIT HAS AGREED TO THIS PLAN
Amended and Restated Effective January 1, 2014 and thereafter until superseded

The Dow Chemical Company Retiree Life Insurance Plans
for Salaried Retirees and Certain Hourly Retirees

Summary Plan Description for
Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan, Retiree Dependent Life Insurance Plan

APPLICABLE TO EMPLOYEES HIRED BEFORE JANUARY 1, 2008
Amended and Restated Effective January 1, 2014 and thereafter until superseded

DC: 5150242-1

Exhibit 10.2

RESOLVED, FURTHER, that all prior Summary Plan Descriptions for the Plans are superseded.
*    *    *    *

By: /s/ BRYAN JENDRETZKE	Reviewed by Plan Administrator:
Bryan Jendretzke	/s/ DIANE DITTENHAFER
Global Benefits Director	Diane Dittenhafer
The Dow Chemical Company
Reviewed by Legal Department:
/s/ KENNETH H. HEMLER
Kenneth H. Hemler

Dated: January 24, 2014